Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633

Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED MARCH 30, 2012

TO
PROSPECTUS DATED NOVEMBER 1, 2011

EXPLANATORY NOTES:

The IronBridge Large Cap Fund (the “Large Cap Fund”), a series of IronBridge Funds, Inc. (the “Company”), is commencing operations as of the date hereof.  In connection therewith, at a meeting held on February 23, 2012, the Company’s Board of Directors (the “Board”) approved a reduction in the management fees payable to IronBridge Capital Management, L.P., the Large Cap Fund’s investment adviser, from 0.75% to 0.65% of the average daily net assets of the Large Cap Fund and a reduction of the cap on the Large Cap Fund’s operating expenses (subject to the specified exclusions) from 0.85% to 0.80% of the Large Cap Fund’s average net assets.  As a result of the foregoing, the Large Cap Fund’s prospectus dated November 1, 2011 (the “Prospectus”), is modified as set forth herein, in each case effective as of the date hereof.

In addition, as of the date hereof, the directors of the Company are Walter H. Clark, James W. Haugh and James M. Snyder.

MODIFICATIONS TO THE PROSPECTUS:

Annual Fund Operating Expenses

The Annual Fund Operating Expenses table in the Prospectus, including any footnotes thereto, is deleted in its entirety and is replaced by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	NONE
Other Expenses	1.19%
Total Annual Fund Operating Expenses	1.84%
Fee Waiver (1)	(1.04)%
Total Annual Fund Operating Expenses after Fee Waiver	0.80%

(1)

The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Large Cap Fund to the extent necessary to ensure that the Large Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.80% of the Large Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through November 1, 2013, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to November 1, 2013, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Large Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example

The information provided under the heading “Expense Example” in the Prospectus is deleted in its entirety and is replaced by the following:

If you sell your shares in:	1 Year	3 Years
Large Cap Fund	$82	$477

Portfolio Turnover

The last sentence of the paragraph under the heading “Portfolio Turnover” is revised to read “As the Large Cap Fund had not yet commenced operations prior to the date hereof, it does not yet have a portfolio turnover history.”

Investment Management Fees

The “Advisory Fee” listed for the Large Cap Fund under the heading “Investment Manager” and the sub-heading “Adviser” on page 22 of the Prospectus is hereby changed to 0.65%.

Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633

Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED MARCH 30, 2012

TO
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2011

The IronBridge Large Cap Fund (the “Large Cap Fund”), a series of IronBridge Funds, Inc. (the “Company”), is commencing operations as of the date hereof.  In connection therewith, at a meeting held on February 23, 2012, the Company’s Board of Directors (the “Board”) approved a reduction in the management fees payable to IronBridge Capital Management, L.P., the Large Cap Fund’s investment adviser, from 0.75% to 0.65% of the average daily net assets of the Large Cap Fund and a reduction of the cap on the Large Cap Fund’s operating expenses (subject to the specified exclusions) from 0.85% to 0.80% of the Large Cap Fund’s average net assets.  As a result of the foregoing, effective as of the date hereof, the “Advisory Fee” listed for the Large Cap Fund under the heading “Investment Adviser” on page 22 of the Company’s Statement of Additional Information (the “SAI”) is hereby changed to 0.65% and the “Expense Cap” listed for the Large Cap Fund under the same heading and appearing on page 23 of the SAI is hereby changed to 0.80%.

In addition, effective as of March 19, 2012, Mr. Robert E. Hendricks resigned as director of IronBridge Funds, Inc. Consequently, all references to Mr. Hendricks are hereby removed.